Exhibit H(4)

Form of

Executive Summary Letter

July 25, 2012

State Street Bank and Trust Company

4 Copley Place, 5th Floor

Boston, MA 02116

Attn: Fund Administration Department

Ladies and Gentlemen:

Reference is made to the Transfer Agency and Service Agreement between us dated as of January 1, 2008, including Appendix A as amended and restated most recently on July 25, 2012 (the “Agreement”).

Pursuant to the Agreement, this letter is to provide written notice of the addition of three funds, termination of four funds, a fund name change, and a class change, collectively, the “Fund Changes”. The additional funds are as follows: MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, and MM MSCI EAFE® International Index Fund. The terminated funds are as follows: Select Core Opportunities Fund, Select Large Cap Growth Fund, Select Strategic Balanced Fund, and Select Value Equity Fund, The Select NASDAQ 100 Fund has changed its name to Select Fundamental Growth Fund. Select Diversified International Fund Class N has closed.

In accordance with the appointment provision of Section 1 of the Agreement, we request that you confirm that you have acted since their respective formation, and will act, as Transfer Agent with respect to the Fund Changes and that Appendix A to the Agreement be amended in its entirety and replaced with a new Appendix A annexed hereto.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to Massachusetts Mutual Life Insurance Company and retaining one copy for your records.

Very truly yours,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:
Name: Title:	Eric Wietsma Senior Vice President

Accepted:

MASSMUTUAL SELECT FUNDS

By:
Name: Title:	Nicholas Palmerino CFO and Treasurer

Accepted:

MASSMUTUAL PREMIER FUNDS

By:
Name: Title:	Nicholas Palmerino CFO and Treasurer

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name: Title:

Form of

Appendix A

As of July 25, 2012, this Appendix A forms a part of the Amended, Restated and Consolidated Transfer Agency and Service Agreement dated as of January 1, 2008, as amended (the “Consolidated Agreement”), between State Street Bank and Trust Company, the MassMutual Premier Funds, MassMutual Select Funds and Massachusetts Mutual Life Insurance Company. As of July 25, 2012, this Appendix A supercedes any previous versions of said Appendix.

Series or Portfolios

Portfolios	Classes

MassMutual Premier Funds
MassMutual Barings Dynamic Allocation Fund	S, Y, L, A, Z
MassMutual Premier Balanced Fund	S, Y, L, A
MassMutual Premier Capital Appreciation Fund	S, Y, L, A, N
MassMutual Premier Core Bond Fund	S, Y, L, A, N, Z
MassMutual Premier Disciplined Growth Fund	S, Y, L, A
MassMutual Premier Disciplined Value Fund	S, Y, L, A, N
MassMutual Premier Discovery Value Fund	S, Y, L, A, N
MassMutual Premier Diversified Bond Fund	S, Y, L, A N, Z
MassMutual Premier Focused International Fund	S, Y, L, A N, Z
MassMutual Premier Global Fund	S, Y, L, A, N
MassMutual Premier High Yield Fund	S, Y, L, A N, Z
MassMutual Premier Inflation-Protected and Income Fund	S, Y, L, A N, Z
MassMutual Premier International Bond Fund	S, Y, L, A
MassMutual Premier International Equity Fund	S, Y, L, A
MassMutual Premier Main Street Fund	S, Y, L, A, N
MassMutual Premier Main Street Small/Mid Cap Fund	S, Y, L, A, N
MassMutual Premier Money Market Fund	S, Y, A
MassMutual Premier Short-Duration Bond Fund	S, Y, L, A, N, Z
MassMutual Premier Small/Mid Cap Opportunities Fund	S, Y, L, A
MassMutual Premier Strategic Emerging Markets Fund	S, Y, L, A, Z
MassMutual Premier Value Fund	S, Y, L, A, N

MassMutual Select Funds
MassMutual RetireSMARTSM 2010 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2015 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2020 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2025 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2030 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2035 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2040 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2045 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2050 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM Conservative Fund	S, Y, L, A
MassMutual RetireSMARTSM In Retirement Fund	S, Y, L, A, N
MassMutual RetireSMARTSM Moderate Fund	S, Y, L, A
MassMutual RetireSMARTSM Moderate Growth Fund	S, Y, L, A
MassMutual RetireSMARTSM Growth Fund	S, Y, L, A
MassMutual Select BlackRock Global Allocation Fund	S, Y, L, A
MassMutual Select Blue Chip Growth Fund	S, Y, L, A, N
MassMutual Select Diversified International Fund	S, Y, L, A
MassMutual Select Diversified Value Fund	S, Y, L, A, N
MassMutual Select Focused Value Fund	S, Y, L, A, N, Z
MassMutual Select Fundamental Growth Fund	S, Y, L, A, N

MassMutual Select Fundamental Value Fund	S, Y, L, A, N, Z
MassMutual Select Growth Opportunities Fund	S, Y, L, A, N, Z
MassMutual Select Indexed Equity Fund	S, Y, L, A, N, Z, I
MassMutual Select Large Cap Value Fund	S, Y, L, A, N
MassMutual Select Mid Cap Growth Equity II Fund	S, Y, L, A, N, Z
MassMutual Select Mid-Cap Value Fund	S, Y, L, A, N, Z
MassMutual Select Overseas Fund	S, Y, L, A, N, Z
MassMutual Select PIMCO Total Return Fund	S, Y, L, A, N, Z
MassMutual Select Small Cap Growth Equity Fund	S, Y, L, A, N, Z
MassMutual Select Small Cap Value Equity Fund	S, Y, L, A, N
MassMutual Select Small Company Growth Fund	S, Y, L, A, N
MassMutual Select Small Company Value Fund	S, Y, L, A, N, Z
MassMutual Select Strategic Bond Fund	S, Y, L, A, N
MM MSCI EAFE® International Index Fund	S, Y, L, A, Z, I
MM Russell 2000® Small Cap Index Fund	S, Y, L, A, Z, I
MM S&P® Mid Cap Index Fund	S, Y, L, A, Z, I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:
Name: Eric Wietsma Title: Senior Vice President

MASSMUTUAL PREMIER FUNDS

By:
Name: Nicholas Palmerino Title: CFO and Treasurer

MASSMUTUAL SELECT FUNDS

By:
Name: Nicholas Palmerino Title: CFO and Treasurer

STATE STREET BANK AND TRUST COMPANY

By:
Name: Title: